================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  JULY 16, 2001
                        ---------------------------------
                        (Date of earliest event reported)





                               PLIANT CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





       UTAH                                333-40067               87-0496065
------------------------------        ---------------------     ----------------
(State or other jurisdiction of       (Commission File No.)     (I.R.S. Employer
incorporation or organization)                                   Identification
                                                                       No.)




                      2755 E. Cottonwood Parkway, Suite 400
                           Salt Lake City, Utah 84121
                                 (801) 993-8221
--------------------------------------------------------------------------------
          (Address of principal executive offices and telephone number, including area code)






================================================================================

ITEM 5.  OTHER EVENTS

         On July 16, 2001, Pliant Corporation announced that it has completed the acquisition of Uniplast, Inc. announced on June 18, 2001. Uniplast is a manufacturer of multilayer packaging films, industrial films and cast-embossed films in the United States and Canada.

         Pliant Corporation purchased 100% of the outstanding stock of Uniplast Holdings, Inc., based on a valuation of $55 million. The acquisition was financed by drawings under Pliant Corporation's revolving credit facility and approximately $44 million in new equity issued by Pliant Corporation.

         A copy of the press release issued by Pliant Corporation in connection with the announcement is filed as Exhibit 99.1 to this report and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

         (c)  Exhibits

              99.1  Press release dated July 16, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           PLIANT CORPORATION



                                           /s/  Jack E. Knott II
                                           -------------------------------------
                                           Jack E. Knott II
                                           President and Chief Operating Officer





Date:  July 17, 2001

                                INDEX TO EXHIBITS

Exhibits

99.1                 Press Release dated July 16, 2001.